UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Ninety One Global Franchise Fund Ninety One International Franchise Fund Ninety One Emerging Markets Equity Fund Ninety One Global Environment Fund INVESTMENT ADVISER: NINETY ONE NORTH AMERICA, INC.

Advisors’ Inner Circle Fund III April 30, 2024 Semi-Annual Report

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
APRIL 30, 2024

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-IAM-USA1; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

Ninety One Global Franchise Fund – Semi-Annual Review – November 1, 2023 to April 30, 2024

Fund performance

The Fund delivered a positive absolute return over the six-month period but lagged its benchmark*. Global equities demonstrated considerable strength, with several markets reaching all-time highs. This was driven by growing hopes for a soft economic landing, or even a ‘no landing’, along with ongoing optimism around AI.

Against this backdrop, the portfolio has performed as expected, as we touch on in the outlook section. In terms of specific stocks, not owning Nvidia detracted from performance. We do not own Nvidia as there is significant uncertainty in their ability to maintain the explosive growth they have experienced, particularly from the size they have now reached, and significant growth expectations are already captured in the price.

Turning to holdings, internet domain registration company Verisign has lagged the broader portfolio. Weakness in China remains the primary drag on the overall domain name base growth, with the base growing across all other regions. Gaming company NetEase slipped in part due to weaker than expected early performance of its new game – SheDiao – which should be a key growth contributor for the 2nd quarter. We believe there are multiple catalysts for 2024, including solid pipelines.

Consumer staples company Nestle has detracted over the year, with staples among the less-favoured sectors. The company’s organic growth missed expectations in Q1 amid cooler demand in North America, although importantly, they reiterated guidance for the full year, with management confident in the recovery in growth. Overall, we believe the headwinds are transitory, its category exposure is attractive and well insulated from GLPs.

Medical technology firm Becton Dickinson has slipped back after its solid Q4 performance was overshadowed by guidance for 2024 that missed consensus estimates due to FX headwinds. Positively, operating margins for the full year landed at 23.5%, within relative touching distance of the 25% by 2025 target.

More positively, lithography equipment maker ASML has had a strong year. Results have been robust, backed up by strong revenue guidance, which the company stressed should not be materially affected by any restriction in exports of some advanced chipmaking machinery to China. The company’s order book stands close to €39bn, offering long-term visibility.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

Online travel agent Booking Holdings has had a strong run amid persistent broad-based strength in international travel. Not owning Apple, Tesla also contributed to performance.

*Based on the 40Act Global Franchise Fund, I Share, covering 6m to end-April 2024.

Outlook

As we move deeper into 2024, the risk-on sentiment has continued to dominate markets. In the equity space, leadership remains narrow. Longer duration assets such as technology and communication services have performed strongly, in addition to cyclical sectors such as energy – lifted by Middle East concerns and cuts to output – and financials, which benefited from the higher rates. In contrast, consumer staples have remained out of favour. From a style perspective, momentum has driven the market higher; a strong market driven by momentum, growth and cyclical factors has proven a challenging environment for portfolios consisting of resilient compounders.

However, we believe these headwinds are temporary. Our portfolio holdings are performing well from an earnings and free cash flow perspective, and it is this that drives long-term share price performance. There are a number of potential catalysts that could shift the momentum in this market towards more resilient fundamentals. Geopolitics – namely the Middle East – remains fraught, and, while the major macro issue of recent years – inflation – is easing, the Fed has signalled that rates will likely remain higher for longer, leading investors to more than halve their expectations for cuts this year.

Against this backdrop, we believe that investors will turn their focus to robust business fundamentals. Quality companies’ earnings and cash flows should prove to be more resilient through periods of uncertainty, offering portfolios a less volatile outcome. They are also well positioned for a higher-rate environment, given their balance sheets contain less debt than the wider market. We remain comfortable that the quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for uncertain times ahead. The companies we own have invested substantially to reinforce their business models, with significant exposure to key long-term trends such as data usage and digitalisation, ageing populations and health care, and nutrition and wellness.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

Ninety One International Franchise Fund – Semi-Annual Review – November 1, 2023 to April 30, 2024

Fund performance

The Fund delivered a positive absolute return over the six-month period, outperforming its benchmark*. Selections in the software space bore fruit. SAP contributed, with January’s results providing strong guidance for accelerating cloud revenue growth in FY24, allaying concerns over the sustainability of cloud revenue growth this year. This was further supported in March, when SAP said it had expanded a partnership with Nvidia, leveraging the chipmaker’s service to build generative AI capabilities within its cloud products.

Lithography equipment maker ASML has had a strong six months. Results have been robust, backed up by strong revenue guidance, which the company stressed should not be materially affected by any restriction in exports of some advanced chipmaking machinery to China. TSMC – the main chip manufacturer for Nvidia – rose to its highest-ever level, tracking the global rally in chip stocks after its own robust quarterly results and upbeat revenue guidance for 2024. Constellation Software was another contributor after its continued robust results.

Healthcare company Lonza contributed after reporting better-than-expected earnings toward the end of January. Its outlook for 2025-2028 was also supportive. The stock rose further in March after news that Lonza has agreed to buy the Genentech biologics manufacturing site in California from Roche for $1.2 billion.

More negatively, consumer goods company Reckitt faced two material headwinds. In February, earnings missed estimates driven by factors such as a normalisation of volumes in the Nutrition business and weakness in the Hygiene division following a more benign flu season. In March, its Mead Johnson subsidiary faced further legal headwinds around its Enfamil baby formula. Reckitt said it stood by the safety of its products, appealing the verdict and rejected the assertion that there is any causal link to the formula usage.

Gaming company NetEase slipped in part due to weaker than expected early performance of its new game – SheDiao – which should be a key growth contributor for the 2nd quarter. We believe there are multiple catalysts for 2024, including solid pipelines. Consumer staples company Nestle slipped back after its annual results reported slower organic growth and the company announced a review of its operating practices in its natural mineral water operations in several countries. Positively, Nestle’s margin performance in 2023 was in line with expectations and had a better shape than 2022. Growth in pet care remained robust.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

Insurer AIA fell after reporting full year operating profit light of consensus due to elevated medial claims, but this was in line with post pandemic global trends. However, this masked a 33% increase on average in new business value last year across key markets, with Hong Kong continuing to see momentum from Mainland China visitors. Consultant Accenture had a weak March after the company cut its guidance. While disappointing, we believe that Accenture should be back to growth in FY25 and the business remains a well-positioned leader in global IT services.

*Based on the 40Act International Franchise Fund, I Share, covering 6m to end-April 2024.

Outlook

As we move deeper into 2024, the risk-on sentiment has continued to dominate markets. In the equity space, leadership remains narrow, including in international equities. Longer duration assets such as technology have performed strongly, along with – unlike in the US – discretionary stocks. In contrast, consumer staples have remained out of favour, along with sectors that are impacted by rates remaining higher for longer, such as utilities.

In this challenging environment, our portfolio holdings are performing well from an earnings and free cash flow perspective, and it is this that drives long-term share price performance. There are a number of potential catalysts that could shift the momentum in this market towards more resilient fundamentals. Geopolitics –namely the Middle East – remains fraught, and, while the major macro issue of recent years – inflation – is easing, the Fed has signalled that rates will likely remain higher for longer, leading investors to more than halve their expectations for cuts this year.

Against this backdrop, we believe that investors will turn their focus to robust business fundamentals. Quality companies’ earnings and cash flows should prove to be more resilient through periods of uncertainty, offering portfolios a less volatile outcome. They are also well positioned for a higher-rate environment, given their balance sheets contain less debt than the wider market. We remain comfortable that the quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for uncertain times ahead. The companies we own have invested substantially to reinforce their business models, with significant exposure to key long-term trends such as data usage and digitalisation, ageing populations and health care, and nutrition and wellness.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

Definition of the Comparative Index

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 27 Emerging Markets countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

Ninety One Emerging Markets Equity Fund – Semi-Annual Review – November 1, 2023 to April 30, 2024

Fund performance

The Fund outperformed the MSCI EM Index over the period.

Stock selection in IT was the biggest driver of relative performance. AI-related stocks continued to ride the wave of optimism on Wall Street since Nvidia’s recent results, while demand in the AI space also remains robust. This helped semiconductor manufacturer TSMC, which outperformed following stronger monthly sales, together with news suggesting Intel will increase outsourcing to the company. Novatek Microelectronics also participated in the Nvidia-inspired AI rally during the quarter. China-based manufacturer of optical communication transceiver modules Zhongji Innolight continued to show strong earnings resilience despite the sector headwinds.

From a regional point of view, stock selection in China and India contributed most to relative returns. Indian food delivery company Zomato performed well. Recent results showed gross order value in its newly acquired grocery delivery service, Blinkit, more than doubled, while its core food delivery business grew by c.30% for the most recent quarter. Indian aerospace and defence company Hindustan Aeronautics continues to benefit from a strong order pipeline, and clarity on future earnings. PB Fintech beat estimates and posted its first profit, thanks to strong growth in its insurance business. Indian soft drinks company Varun Beverages also posted good results which beat forecasts as a result of higher Pepsi sales and the continued growth of their energy drink Sting.

In contrast, stock picking in financials detracted the most from relative returns. Insurer AIA Group continues to suffer from a poor economic and investment environment in China. There was also disappointment that the company did not increase share buybacks following their results. We still believe growth opportunities in the region remain strong and AIA is well positioned to benefit, given its reputation and product range. Valuation is relatively cheap versus history. Bangkok Bank weighed on performance with Southeast Asian banks contending with pressure on earnings as US interest rate cuts loom on the horizon. Tsingtao Brewery sold off on softer weaker beer sales data in China. We since exited the shares. Chinese gaming company NetEase sold off on concerns over its latest title release, Condor Heroes, and its monetisation strategy. We have exited the shares.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

Outlook

In recent months, it has appeared that central bankers really do walk on water, having engineered a significant reduction in inflation without tipping the world into a recession. However, it also appears that interest rates are unlikely to fall precipitately in the developed world as inflation is down, but certainly not out. So, economically the world – ex-China – is in surprisingly good shape, but this means vigorous monetary stimulus seems unlikely in the short term. China itself has very different problems from much of the world, struggling as it is with deflation and the growth-depressing effects of a burst property bubble. Moreover, if we are looking for a source of potential market turbulence, there are many geo-political flashpoints that could furnish it.

Nonetheless, if we dispense with the macro-economic background for a moment, we see many exciting themes in stockmarkets. Artificial intelligence (and the second and third derivative effects of that), strong capital investment cycles in India and the Middle East, developing tightness in a number of commodity markets, and the rise of the share buy-back as a way of returning capital to shareholders are just some of those themes. Even in China, we find some interesting companies gaining share in their commercial niches, repositioning their businesses and driving company-specific growth strategies. It is true to say that China has a number of economic and geo-political headwinds to weather, but the world’s second largest economy still offers some compelling stock-picking opportunities.

Our current diverse, turbulent, confused and uncertain world is actually a boon to investors dedicated to identifying diamonds in the rough. We would argue that poor sentiment towards emerging markets, and cohorts of investors trying to second-guess economies and geo-politics, removes some competition for assets in emerging markets. Quality, growing companies in this environment are likely to be accorded a premium by investors, and we believe there are many to be found in our out-of-favour asset class.

Definition of the Comparative Index

The MSCI Emerging Markets Equity Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2024 (UNAUDITED)

Ninety One Global Environment Fund – Semi-Annual Review – November 1, 2023 to April 30, 2024

Fund performance

The Fund underperformed the MSCI All Country World Index. It delivered an absolute return of 16.52%1, behind the index return of 19.77% for the same period.

At the broad level, relative performance was negatively impacted by the Fund’s exposure to China. Negative sentiment towards the Chinese economy affected some holdings, causing valuations to diverge from fundamentals. However, this divergence lessened as sentiment improved through the period, and our Chinese holdings saw valuations improve. The Fund also faced headwinds from not owning the strongly performing US mega-cap technology companies – specifically NVIDIA, Alphabet, Meta Platforms, and Amazon. These companies do not have decarbonization as a material driver of the investment case, and we do not expect to own them unless their business models change. Positive relative returns largely came from developed market industrials, with US and European companies within the electrification and resource-efficiency value chains delivering strong returns.

At the stock level, the main detractors from relative returns included:

● Wuxi Lead Intelligent Equipment predominantly designs, manufactures, and sells battery production equipment and services to leading electric-vehicle (EV) battery manufacturers. Factors that weighed on its share price included weak sentiment towards Chinese companies in general, as well as market concerns over lithium-ion battery overcapacity in China, slower EV growth expectations, and the impact of the Inflation Reduction Act on Chinese EV supply-chain businesses.

● Aptiv is a global technology company that serves the mobility industry. A net-zero aligned future for mobility is likely to include electric, autonomous vehicles powered by zero-emissions energy. Its performance was negatively impacted by negative sentiment towards EVs, particularly in the US, and lower-than-expected growth over the market. In spite of this, Aptiv delivered results in the period that were largely in-line with expectations.

● Zhejiang Sanhua Intelligent Controls is a leading global supplier of automotive heat-management systems and heating, ventilation, and air-conditioning (HVAC) components. After a strong share-price performance in 2023, in contrast to the broader Chinese equity market, in February the stock fell due to concern over the potential for tighter US restrictions on components made in China. The US makes up a relatively small proportion of Sanhua’s revenues, at 14%.

1Based on the 40Act Emerging Market Equity Fund, I Share, covering 6m to end-April 2024.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2024 (UNAUDITED)

● Rockwell Automation, a global leader in industrial automation and digital transformation, reported results that disappointed the market due to weaker sales and reductions in forward guidance. The automation market backdrop has slowed as customers normalise their inventory levels following a period of over-ordering to secure supply. We believe structural demand for Rockwell’s products remains intact.

A zero weight in NVIDIA also detracted as continued excitement about the company’s potential to benefit from increasing adoption of artificial intelligence propelled the stock higher. As at the end of the reporting period, we continue to hold Wuxi Lead, Aptiv, Sanhua, and Rockwell Automation, and maintain our view that these businesses have strong competitive advantages within their sectors and are poised to benefit from long-term structural growth driven from decarbonisation, ultimately leading to sustainable returns.

The following companies were the main contributors to relative returns:

● Schneider Electric provides energy-management and industrial-automation solutions. Its shares benefited from strong business performance. In November 2023, Schneider had its first capital markets day since the appointment of a new CEO. It announced upgraded targets for sales growth and margin expansion, which were well received by investors. More recently, Schneider has benefitted from solid datacentre and infrastructure demand.

● Trane Technologies is a leader in heating, ventilation and air conditioning (HVAC) solutions. Its share-price performance reflected exceptional results on the back of a resilient commercial market. Demand growth was broad across data centres, education, healthcare, hi-tech, and industrials.

● Waste Management is the largest waste-collection and processing company in the US. Through its landfill network, the company sequesters carbon and other greenhouse gases. In addition, Waste Management is a significant player in the recycling industry. The company reported strong results with continued price growth and strong performance on cost efficiencies, resulting in margin expansion. Volumes also increased.

A zero weight in Apple also benefited relative returns, given the sizeable weight of the company in the benchmark.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2024 (UNAUDITED)

Outlook

The Fund remains focused on companies that we believe will benefit from the need for decarbonisation, via a high-conviction investment approach.

With the US election approaching and uncertainty persisting over China’s macro outlook, many of our investors have been asking about the prospects for decarbonisation in the world’s two largest economies. Unsurprisingly, this has been on our minds too, hence why our research programme has included visits to Washington, DC and multiple Chinese manufacturing hubs in recent months.

First, China. After a poor start to the year, the recent performance of Chinese equities has been encouraging. It is too early to say whether we are at the beginning of a sustained rally. But what we can say is that, even through a difficult spell for China, demand for clean technologies has grown strongly: in 2023, China recorded 216GW of solar installation, more than double the volume of the next three biggest markets combined. One key reason for this is that Chinese officials continue to regard clean-tech sectors as essential enablers of the economic transition away from reliance on real estate, infrastructure investment and low-end exports. As such, we expect them to continue to receive policy focus from the government.

For investors, care and selectivity remain crucial, because the current period of hyper-competition still has some way left to run. However, government-driven supply-side reform within the battery and solar supply chains should encourage healthier market development, which we view as positives for the industry leaders that we own. We think leading companies with strong competitive advantages in the decarbonisation sector will emerge stronger from the present difficulties, as weaker players with more generic offerings face a potentially existential struggle.

Meanwhile, the US Presidential election is being contested by candidates with starkly different stances on climate. There are three policy areas that could go in very different directions depending on the election result in November: fiscal, trade and tariffs, and climate. All of them may have consequences for the universe of companies driving the shift towards a lower-carbon global economy. Our trip highlighted the need to focus on what happens on the ground rather than the noise, and that potential tariffs will be far more consequential to climate investments than an IRA repeal, which we believe is less likely than The Street thinks.

For the first time in the portfolio’s history, it is trading on a similar valuation to global equities (MSCI ACWI) on a price-to-earnings basis. Meanwhile, the companies in the portfolio are generating stronger revenue growth than the broader index, and are steadily growing returns on equity due to their competitive advantages and

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2024 (UNAUDITED)

strong margins. Given these fundamentals, we are excited about the prospects for the current portfolio. As always, we will continue to challenge and test our ideas as we execute our highly selective investment approach within the universe of companies that are positively exposed to the shift to a clean-energy world, with a focus on leading businesses across sectors that are making a positive contribution to decarbonization.

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

SECTOR WEIGHTINGS †:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.3%

	Shares	Value

CHINA — 3.3%
NetEase ADR	110,802	$10,356,663

GERMANY — 4.2%
Beiersdorf	89,566	13,488,024

NETHERLANDS — 7.3%

ASML Holding	26,785	23,375,007

SOUTH KOREA — 1.9%
Samsung Electronics GDR	4,403	6,172,356

SWITZERLAND — 5.6%
Nestle	111,264	11,196,505
Roche Holding	27,297	6,555,726

		17,752,231

UNITED KINGDOM — 2.5%
London Stock Exchange Group	54,683	6,040,776
St. James’s Place	359,222	1,947,892

		7,988,668

UNITED STATES — 72.5%
Align Technology *	18,286	5,163,601
Alphabet, Cl A *	81,582	13,279,918
Autodesk*	50,584	10,766,804
Automatic Data Processing	37,641	9,104,982
Booking Holdings (a)	5,771	19,921,665
Check Point Software Technologies *	56,449	8,434,610
Electronic Arts	72,671	9,216,136
FactSet Research Systems	19,057	7,944,673
ICON*	44,920	13,380,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)
Intuit	23,327	$14,593,838
Johnson & Johnson	55,692	8,052,506
Microsoft	61,782	24,053,586
Monster Beverage *	116,119	6,206,560
Moody’s	33,041	12,236,073
Motorola Solutions	10,023	3,399,300
Philip Morris International (a)	145,902	13,851,936
S&P Global	21,737	9,038,897
VeriSign*	63,771	10,807,909
Visa, Cl A (a)	116,270	31,231,285

		230,685,049

Total Common Stock (Cost $250,516,869)		309,817,998

Total Investments— 97.3% (Cost $250,516,869)		$309,817,998

Percentages are based on Net Assets of $318,323,575.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$10,356,663	$—	$—	$10,356,663
Germany	—	13,488,024	—	13,488,024
Netherlands	—	23,375,007	—	23,375,007
South Korea	6,172,356	—	—	6,172,356
Switzerland	—	17,752,231	—	17,752,231
United Kingdom	—	7,988,668	—	7,988,668
United States	230,685,049	—	—	230,685,049

Total Investments in Securities	$247,214,068	$62,603,930	$—	$309,817,998

Amounts designated as “—“ are $ 0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.4%

	Shares	Value

AUSTRALIA — 2.7%
REA Group	1,074	$123,405

CANADA — 5.6%

Constellation Software	100	257,982

CHINA — 4.4%

Hangzhou Tigermed Consulting, Cl H	6,100	26,942
Kweichow Moutai, Cl A	304	71,274
NetEase	5,600	104,990

		203,206

FRANCE — 12.4%

EssilorLuxottica	1,032	220,479
Hermes International SCA	64	153,510
L’Oreal	414	194,479

		568,468

GERMANY — 12.7%

Beiersdorf	975	146,829
SAP	1,840	332,883
Siemens Healthineers	1,845	102,516

		582,228

HONG KONG — 1.7%

AIA Group	10,400	76,188

NETHERLANDS — 11.1%

ASML Holding	218	190,246
Heineken	1,317	128,417

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

NETHERLANDS (continued)
Wolters Kluwer	1,250	$187,494

		506,157

SWITZERLAND — 10.1%
Alcon	1,842	141,562
Lonza Group	162	89,628
Nestle	1,495	150,442
Novartis	828	80,547

		462,179

TAIWAN — 4.3%
Taiwan Semiconductor Manufacturing ADR	1,426	195,847

UNITED KINGDOM — 8.0%
InterContinental Hotels Group	1,050	102,623
London Stock Exchange Group	1,552	171,448
Reckitt Benckiser Group	1,644	92,102

		366,173

UNITED STATES — 21.4%
Accenture, Cl A	421	126,683
Check Point Software Technologies *	590	88,158
CSL	576	102,587
Experian	2,869	115,958
ICON*	534	159,068
Mastercard, Cl A	589	265,757
Philip Morris International (a)	1,278	121,333

		979,544

Total Common Stock (Cost $4,103,512)		4,321,377

PREFERRED STOCK — 1.5%

GERMANY — 1.5%
Sartorius (b) (Cost $83,941)	231	69,192

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2024 (UNAUDITED)

WARRANT — 0.0%

	Shares	Value

Canada
Constellation Software, 08/22/28* (c) (Cost $–)	40	$—

Total Investments— 95.9% (Cost $4,187,453)		$4,390,569

Percentages are based on Net Assets of $4,575,959.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.
(b)	There is currently no rate available.
(c)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Australia	$—	$123,405	$—		$123,405
Canada	257,982	—	—		257,982
China	—	203,206	—		203,206
France	—	568,468	—		568,468
Germany	—	582,228	—		582,228
Hong Kong	—	76,188	—		76,188
Netherlands	—	506,157	—		506,157
Switzerland	—	462,179	—		462,179
Taiwan	195,847	—	—		195,847
United Kingdom	—	366,173	—		366,173
United States	760,999	218,545	—		979,544
Preferred Stock
Germany	—	69,192	—		69,192
Warrant
Canada	—	—	—	(1)	—	(1)

Total Investments in Securities	$1,214,828	$3,175,741	$—	(1)	$4,390,569

(1)	Includes securities valued at zero.

^

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.2%

	Shares	Value

AUSTRIA — 1.4%
Erste Group Bank	91,776	$4,288,227

BRAZIL — 6.3%
B3 - Brasil Bolsa Balcao	1,448,332	3,003,911
Banco do Brasil	411,876	2,184,498
Cyrela Brazil Realty SA	594,769	2,337,490
Embraer*	202,046	1,294,192
Multiplan Empreendimentos Imobiliarios	519,493	2,285,204
Porto Seguro	257,421	1,489,964
PRIO	307,139	2,852,669
Vale ADR, Cl B	327,107	3,980,892

		19,428,820

CHINA — 19.9%
Alibaba Group Holding	402,536	3,769,693
BeiGene, Cl A *	86,526	1,580,663
Beijing Roborock Technology, Cl A	50,600	2,956,191
China Longyuan Power Group, Cl H	1,186,000	830,992
Galaxy Entertainment Group	27,000	121,169
KE Holdings ADR	140,514	2,124,572
Kweichow Moutai, Cl A	12,825	3,006,863
New Oriental Education & Technology Group ADR *	28,041	2,161,961
PDD Holdings ADR *	25,082	3,139,765

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

CHINA (continued)
PetroChina, Cl H	6,110,000	$5,694,032
Ping An Insurance Group of China, Cl H	836,000	3,789,548
Tencent Holdings	257,300	11,293,313
Tencent Music Entertainment Group ADR *	198,200	2,487,410
Trip.com Group ADR *	65,693	3,176,624
Weichai Power, Cl A	1,571,639	3,770,366
Xiaomi, Cl B *	2,258,400	4,924,093
Zhongji Innolight, Cl A	128,204	3,231,468
Zijin Mining Group, Cl H	1,436,000	3,133,194

		61,191,917

GREECE — 0.7%
National Bank of Greece *	270,459	2,180,771

HONG KONG — 4.4%
AIA Group	519,400	3,805,001
Hong Kong Exchanges & Clearing	71,700	2,278,663
Kuaishou Technology, Cl B *	533,200	3,738,827
Pop Mart International Group	403,000	1,724,942
WH Group	2,667,623	1,939,307

		13,486,740

HUNGARY — 0.5%
Richter Gedeon Nyrt	56,687	1,448,344

INDIA — 18.0%
Five-Star Business Finance *	195,434	1,772,650
HDFC Bank	115,172	2,091,592
Hindustan Aeronautics	135,762	6,406,827
ITC	483,397	2,520,546
Kotak Mahindra Bank	149,855	2,912,491
Larsen & Toubro	105,728	4,544,816
Macrotech Developers	310,320	4,596,609
Mahindra & Mahindra	128,898	3,324,782
Max Healthcare Institute	243,757	2,449,502
PB Fintech *	252,425	3,823,126
Power Grid Corp of India	1,404,584	5,066,023
Reliance Industries	216,883	7,613,519
Varun Beverages	255,714	4,523,532
Zomato *	1,683,397	3,885,159

		55,531,174

INDONESIA — 2.4%
Bank Central Asia	6,548,400	3,937,452

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

INDONESIA (continued)
Bank Mandiri Persero	7,902,013	$3,340,000

		7,277,452

MALAYSIA — 1.0%
CIMB Group Holdings	2,295,300	3,172,173

MEXICO — 5.7%
Arca Continental	292,890	2,864,868
Cemex ADR *	313,256	2,477,855
Grupo Mexico	884,237	5,493,754
Ternium ADR	77,453	3,260,771
Wal-Mart de Mexico	883,773	3,311,847

		17,409,095

RUSSIA — 0.0%
Moscow Exchange MICEX-RTS PJSC (a)	491,250	—

SAUDI ARABIA — 1.0%
Saudi Awwal Bank	278,257	3,019,620

SOUTH AFRICA — 4.6%
Bid Corp	86,607	1,984,421
Capitec Bank Holdings	24,861	3,074,517
Group	220,377	1,055,417
Naspers, Cl N	29,764	5,691,809
Sanlam	692,246	2,502,204

		14,308,368

SOUTH KOREA — 11.2%
HYBE	11,575	1,679,027
Kia	42,480	3,599,016
Samsung C&T	26,483	2,855,749
Samsung E&A *	105,132	1,993,232
Samsung Electronics	305,839	17,000,562
SK Hynix	58,920	7,271,063

		34,398,649

TAIWAN — 14.3%
Accton Technology	169,000	2,367,589
ASE Technology Holding	734,000	3,301,971
Asustek Computer	199,000	2,609,438
MediaTek	139,000	4,191,014
Taiwan Semiconductor Manufacturing	1,313,000	31,438,169

		43,908,181

THAILAND — 1.5%
Bangkok Bank	728,300	2,686,996

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

THAILAND (continued)
Minor International	2,163,000	$1,917,673

		4,604,669

UNITED ARAB EMIRATES — 2.9%
Abu Dhabi Commercial Bank PJSC	1,202,855	2,731,305
Aldar Properties PJSC	2,352,773	3,496,497
Emaar Properties PJSC	1,190,370	2,660,823

		8,888,625

UNITED KINGDOM — 0.8%
Mondi	133,124	2,528,126

UNITED STATES — 0.6%
Freshworks, Cl A *	112,605	2,009,999

Total Common Stock (Cost $ 258,871,541)		299,080,950

Total Investments— 97.2% (Cost $ 258,871,541)		$299,080,950

Percentages are based on Net Assets of $307,755,351.

*	Non-income producing security.
(a)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

MICEX-RTS — Moscow Interbank Currency Exchange-Russian Trading System

Nyrt — Hungarian Public Limited Company

PJSC — Public Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2024 (UNAUDITED)

The following is a summary of the level of the inputs used as of April 30, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Austria	$—	$4,288,227	$—		$4,288,227
Brazil	19,428,820	—	—		19,428,820
China	12,420,477	48,771,440	—		61,191,917
Greece	—	2,180,771	—		2,180,771
Hong Kong	—	13,486,740	—		13,486,740
Hungary	1,448,344	—	—		1,448,344
India	—	55,531,174	—		55,531,174
Indonesia	—	7,277,452	—		7,277,452
Malaysia	—	3,172,173	—		3,172,173
Mexico	17,409,095	—	—		17,409,095
Russia	—	—	—	(1)	—	(1)
Saudi Arabia	—	3,019,620	—		3,019,620
South Africa	1,984,421	12,323,947	—		14,308,368
South Korea	—	34,398,649	—		34,398,649
Taiwan	—	43,908,181	—		43,908,181
Thailand	—	4,604,669	—		4,604,669
United Arab Emirates	2,660,823	6,227,802	—		8,888,625
United Kingdom	—	2,528,126	—		2,528,126
United States	2,009,999	—	—		2,009,999

Total Investments in Securities	$57,361,979	$241,718,971	$—	(1)	$299,080,950

(1)	Includes securities valued at zero.

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2024 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.5%

	Shares	Value

CHINA — 19.7%
Contemporary Amperex Technology, Cl A	60,028	$1,678,902
Sungrow Power Supply, Cl A	66,285	941,320
Wuxi Lead Intelligent Equipment, Cl A	399,181	1,223,629
Xinyi Solar Holdings	1,678,000	1,154,796
Zhejiang Sanhua Intelligent Controls, Cl A	255,831	772,267

		5,770,914

DENMARK — 14.3%
Novozymes, Cl B	23,565	1,307,488
Orsted *	29,078	1,601,183
Vestas Wind Systems *	47,828	1,284,215

		4,192,886

GERMANY — 3.8%
Infineon Technologies	31,754	1,104,082

ITALY — 0.7%
Industrie De Nora	15,580	209,844

SPAIN — 7.5%
Iberdrola	178,361	2,191,200

TAIWAN — 1.4%
Voltronic Power Technology	9,000	425,855

UNITED KINGDOM — 2.2%
Croda International	11,401	654,366

UNITED STATES — 47.9%
ANSYS *	4,925	1,600,034
Aptiv *	14,696	1,043,416
Autodesk *	5,203	1,107,458
Carlisle	2,387	926,753
NextEra Energy	31,312	2,096,965

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2024 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)
Rockwell Automation	4,480	$1,213,901
Schneider Electric (a)	5,427	1,239,812
TE Connectivity	9,616	1,360,472
Tetra Tech	3,272	637,124
Trane Technologies	1,771	562,009
Waste Management	10,978	2,283,643

		14,071,587

Total Common Stock (Cost $30,001,433)		28,620,734

Total Investments— 97.5% (Cost $30,001,433)		$28,620,734

Percentages are based on Net Assets of $29,343,108.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

Cl — Class

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$—	$5,770,914	$—	$5,770,914
Denmark	—	4,192,886	—	4,192,886
Germany	—	1,104,082	—	1,104,082
Italy	—	209,844	—	209,844
Spain	—	2,191,200	—	2,191,200
Taiwan	—	425,855	—	425,855
United Kingdom	—	654,366	—	654,366
United States	12,831,775	1,239,812	—	14,071,587

Total Investments in Securities	$12,831,775	$15,788,959	$—	$28,620,734

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Assets:
Investments, at Value (Cost $250,516,869 and $4,187,453)	$309,817,998	$4,390,569
Foreign Currency, at Value (Cost $414,292 and $21,813)	414,428	21,738
Cash	7,525,628	164,040
Reclaim Receivable	429,541	5,065
Receivable for Capital Shares Sold	278,291	–
Dividend and Interest Receivable	137,602	7,324
Receivable due from Investment Adviser	–	13,242
Prepaid Expenses	33,593	4,330

Total Assets	318,637,081	4,606,308

Liabilities:
Payable due to Investment Adviser	178,101	–
Printing Fees Payable	27,803	282
Payable due to Administrator	26,670	10,274
Transfer Agent Fees Payable	15,475	4,417
Audit Fees Payable	13,980	13,980
Payable due to Trustees	5,834	36
Payable for Capital Shares Redeemed	5,660	1,148
Chief Compliance Officer Fees Payable	2,906	17
Distribution Fees Payable - A Shares	1,102	–
Other Accrued Expenses	35,975	195

Total Liabilities	313,506	30,349

Commitments and Contingencies†

Net Assets	$318,323,575	$4,575,959

NET ASSETS CONSIST OF:
Paid-in Capital	$268,796,474	$4,465,918
Total Distributable Earnings	49,527,101	110,041

Net Assets	$318,323,575	$4,575,959

I Shares:
Net Assets	$312,966,794	$4,575,959
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	19,476,315	464,717

Net Asset Value, Offering and Redemption Price Per Share	$16.07	$9.85

A Shares:
Net Assets	$5,356,781	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	334,357	N/A

Net Asset Value, Offering and Redemption Price Per Share	$16.02	N/A

Maximum Offering Price Per Share ($16.02/94.25%)	$17.00	N/A

† See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Assets:
Investments, at Value (Cost $258,871,541 and $30,001,433)	$299,080,950	$28,620,734
Foreign Currency, at Value (Cost $1,071,934 and $48,373)	1,262,270	48,099
Cash	10,092,083	669,033
Receivable for Investments Sold	2,540,417	–
Dividend and Interest Receivable	424,802	8,851
Receivable for Capital Shares Sold	221,598	–
Reclaim Receivable	77,220	27,932
Prepaid Expenses	38,259	9,445

Total Assets	313,737,599	29,384,094

Liabilities:
Payable for Investments Purchased	3,367,794	–
Accrued Foreign Capital Gains Tax on Appreciated Securities	2,338,181	–
Payable due to Investment Adviser	143,031	2,767
Custody Fees Payable	37,215	4,432
Payable due to Administrator	24,086	10,274
Payable for Capital Shares Redeemed	21,067	112
Transfer Agent Fees Payable	15,297	5,424
Audit Fees Payable	13,980	13,980
Payable due to Trustees	4,592	454
Unrealized Loss on Foreign Spot Currency Contracts	3,440	188
Chief Compliance Officer Fees Payable	2,308	230
Distribution Fees Payable - A Shares	10	–
Printing Fees Payable	–	2,465
Other Accrued Expenses	11,247	660

Total Liabilities	5,982,248	40,986

Commitments and Contingencies†

Net Assets	$307,755,351	$29,343,108

NET ASSETS CONSIST OF:
Paid-in Capital	$312,935,312	$33,185,873
Total Accumulated Losses	(5,179,961)	(3,842,765)

Net Assets	$307,755,351	$29,343,108

I Shares:
Net Assets	$307,751,933	$29,343,108
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	30,932,361	3,718,409

Net Asset Value, Offering and Redemption Price Per Share	$9.95	$7.89

A Shares:
Net Assets	$3,418	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	334	N/A

Net Asset Value, Offering and Redemption Price Per Share	$10.24	N/A

Maximum Offering Price Per Share ($10.24/94.25%)	$10.86	N/A

† See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2024 (UNAUDITED)

STATEMENTS OF OPERATIONS

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Investment Income:
Dividends	$2,560,643	$29,778
Less: Foreign Taxes Withheld	(166,175)	(2,709)

Total Investment Income	2,394,468	27,069

Expenses:
Investment Advisory Fees	1,301,013	12,893
Administration Fees - Note 4	163,512	62,243
Trustees’ Fees	14,302	128
Distribution Fees - A Shares	6,686	–
Chief Compliance Officer Fees	5,207	47
Transfer Agent Fees	52,245	14,016
Printing Fees	40,724	330
Registration and Filing Fees	32,019	5,420
Legal Fees	22,047	175
Audit Fees	13,980	13,980
Custodian Fees	3,379	2,392
Other Expenses	24,900	1,511

Total Expenses	1,680,014	113,135

Less:
Investment Advisory Fees Waiver	(196,909)	(12,893)
Reimbursement from Adviser	–	(84,972)
Fees Paid Indirectly — Note 4	(5,649)	(629)

Net Expenses	1,477,456	14,641

Net Investment Income	917,012	12,428

Net Realized Gain (Loss) on:
Investments	(2,326,151)	–
Foreign Currency Transactions	(52,801)	(209)

Net Realized Gain (Loss)	(2,378,952)	(209)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	35,312,466	302,220
Foreign Currency Transactions	1,041	47

Net Change in Unrealized Appreciation (Depreciation)	35,313,507	302,267

Net Realized and Net Change in Unrealized Gain	32,934,555	302,058

Net Increase in Net Assets Resulting from Operations	$33,851,567	$314,486

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2024 (UNAUDITED)

STATEMENTS OF OPERATIONS (continued)

	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Investment Income:
Dividends	$3,692,720	$174,323
Less: Foreign Taxes Withheld	(459,053)	(5,977)

Total Investment Income	3,233,667	168,346

Expenses:
Investment Advisory Fees	1,052,084	105,860
Administration Fees - Note 4	136,974	62,243
Trustees’ Fees	11,347	1,138
Chief Compliance Officer Fees	4,118	413
Distribution Fees - A Shares	36	–
Custodian Fees	82,816	4,720
Transfer Agent Fees	47,933	15,886
Printing Fees	36,005	3,203
Registration and Filing Fees	20,295	6,307
Legal Fees	17,595	5,550
Audit Fees	13,980	13,980
Other Expenses	23,959	2,928

Total Expenses	1,447,142	222,228

Less:
Investment Advisory Fees Waiver	(254,774)	(94,353)
Fees Paid Indirectly — Note 4	(4,183)	(717)

Net Expenses	1,188,185	127,158

Net Investment Income	2,045,482	41,188

Net Realized Gain (Loss) on:
Investments	(6,380,135)	(603,982)
Foreign Currency Transactions	(295,983)	556

Net Realized Gain (Loss)	(6,676,118)	(603,426)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	47,770,347	4,507,155
Foreign capital gains tax on appreciated securities	(2,049,833)	–
Foreign Currency Transactions	202,160	282

Net Change in Unrealized Appreciation (Depreciation)	45,922,674	4,507,437

Net Realized and Net Change in Unrealized Gain	39,246,556	3,904,011

Net Increase in Net Assets Resulting from Operations	$41,292,038	$3,945,199

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net Investment Income	$917,012	$1,115,584
Net Realized Loss	(2,378,952)	(2,672,255)
Net Change in Unrealized Appreciation	35,313,507	25,992,557

Net Increase in Net Assets Resulting From Operations	33,851,567	24,435,886

Distributions:

I Shares	(1,130,556)	(927,095)
A Shares	(6,505)	(1,393)

Total Distributions	(1,137,061)	(928,488)

Capital Share Transactions:
I Shares:
Issued	57,161,518	93,487,579
Reinvestment of Distributions	1,056,204	878,337
Redeemed	(73,427,798)	(71,513,387)

Increase (Decrease) from I Shares Capital Share Transactions	(15,210,076)	22,852,529

A Shares:

Issued	319,595	1,911,515
Reinvestment of Distributions	6,511	1,393
Redeemed	(205,754)	(1,686,182)

Increase from A Shares Capital Share Transactions	120,352	226,726

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(15,089,724)	23,079,255

Total Increase in Net Assets	17,624,782	46,586,653

Net Assets:
Beginning of Year or Period	300,698,793	254,112,140

End of Year or Period	$318,323,575	$300,698,793

Shares Transactions:
I Shares:
Issued	3,481,770	6,415,576
Reinvestment of Distributions	64,521	63,464
Redeemed	(4,423,789)	(4,963,045)

Increase (Decrease) in Shares Outstanding from I Shares Transactions	(877,498)	1,515,995

A Shares:
Issued	19,180	126,134
Reinvestment of Distributions	399	101
Redeemed	(12,322)	(115,106)

Increase in Shares Outstanding from A Shares Transactions	7,257	11,129

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(870,241)	1,527,124

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:

Net Investment Income	$12,428	$9,236
Net Realized Loss	(209)	(64,178)
Net Change in Unrealized Appreciation	302,267	292,144

Net Increase in Net Assets Resulting From Operations	314,486	237,202

Distributions:

I Shares	(11,669)	(7,354)

Total Distributions	(11,669)	(7,354)

Capital Share Transactions:
I Shares:
Issued	3,079,607	68,325
Reinvestment of Distributions	11,669	7,354
Redeemed	(3,916)	(523,166)

Increase (Decrease) from I Shares Capital Share Transactions	3,087,360	(447,487)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	3,087,360	(447,487)

Total Increase (Decrease) in Net Assets	3,390,177	(217,639)

Net Assets:
Beginning of Year or Period	1,185,782	1,403,421

End of Year or Period	$4,575,959	$1,185,782

Shares Transactions:
I Shares:
Issued	323,669	7,632
Reinvestment of Distributions	1,209	906
Redeemed	(393)	(58,243)

Increase (Decrease) in Shares Outstanding from I Shares Transactions	324,485	(49,705)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	324,485	(49,705)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net Investment Income	$2,045,482	$4,108,030
Net Realized Loss	(6,676,118)	(19,622,848)
Net Change in Unrealized Appreciation	45,922,674	25,614,987

Net Increase in Net Assets Resulting From Operations	41,292,038	10,100,169

Distributions:
I Shares	(6,294,465)	(2,859,338)
A Shares	(4)	–

Total Distributions	(6,294,469)	(2,859,338)

Capital Share Transactions:
I Shares:
Issued	30,438,873	139,716,982
Reinvestment of Distributions	6,281,901	2,856,902
Redeemed	(19,995,277)	(22,715,601)

Increase from I Shares Capital Share Transactions	16,725,497	119,858,283

A Shares:
Issued	2,561,957	4,536,413
Reinvestment of Distributions	4	–
Redeemed	(2,598,066)	(4,511,366)

Increase (Decrease) from A Shares Capital Share Transactions	(36,105)	25,047

Net Increase in Net Assets From Capital Share Transactions	16,689,392	119,883,330

Total Increase in Net Assets	51,686,961	127,124,161

Net Assets:
Beginning of Year or Period	256,068,390	128,944,229

End of Year or Period	$307,755,351	$256,068,390

Shares Transactions:
I Shares:
Issued	3,150,921	15,360,383
Reinvestment of Distributions	655,056	318,141
Redeemed	(2,122,043)	(2,447,208)

Increase in Shares Outstanding from I Shares Transactions	1,683,934	13,231,316

A Shares:
Issued	261,285	488,375
Reinvestment of Distributions	1	–
Redeemed	(261,275)	(488,377)

Increase (Decrease) in Shares Outstanding from A Shares Transactions	11	(2)

Net Increase in Shares Outstanding From Share Transactions	1,683,945	13,231,314

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:

Net Investment Income	$41,188	$233,968

Net Realized Loss	(603,426)	(947,899)

Net Change in Unrealized Appreciation (Depreciation)	4,507,437	(221,386)

Net Increase (Decrease) in Net Assets Resulting From Operations	3,945,199	(935,317)

Distributions:

I Shares	(228,488)	(105,011)

Total Distributions	(228,488)	(105,011)

Capital Share Transactions:
I Shares:
Issued	34,020	5,060,686
Reinvestment of Distributions	228,488	105,011
Redeemed	(67,771)	(9,788,887)

Increase (Decrease) from I Shares Capital Share Transactions	194,737	(4,623,190)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	194,737	(4,623,190)

Total Increase (Decrease) in Net Assets	3,911,448	(5,663,518)

Net Assets:
Beginning of Year or Period	25,431,660	31,095,178

End of Year or Period	$29,343,108	$25,431,660

Shares Transactions:
I Shares:
Issued	4,356	619,491
Reinvestment of Distributions	28,704	13,638
Redeemed	(8,866)	(1,191,190)

Increase (Decrease) in Shares Outstanding from I Shares Transactions	24,194	(558,061)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	24,194	(558,061)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

				I Shares

	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year or Period	$14.54		$13.27	$16.59	$12.35	$11.67	$10.19

Income from Investment Operations:
Net Investment Income*	0.04		0.06	0.05	0.03	0.07	0.09
Net Realized and Unrealized Gain (Loss)	1.54		1.26	(3.35)	4.26	0.72	1.47

Total from Investment Operations	1.58		1.32	(3.30)	4.29	0.79	1.56

Dividends and Distributions:
Net Investment Income	(0.05)		(0.05)	(0.02)	(0.05)	(0.07)	(0.08)
Capital Gains	—		—	—	—	(0.04)	—

Total Dividends and Distributions	(0.05)		(0.05)	(0.02)	(0.05)	(0.11)	(0.08)

Net Asset Value, End of Year or Period	$16.07		$14.54	$13.27	$16.59	$12.35	$11.67

Total Return†	10.89%		9.97%	(19.91)%	34.85%	6.77%	15.45%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$312,967		$295,961	$249,939	$235,443	$96,258	$60,832
Ratio of Expenses to Average Net Assets	0.85%	††	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.97%	††	0.98%	0.99%	1.02%	1.24%	1.56%
Ratio of Net Investment Income to Average Net Assets	0.53%	††	0.39%	0.32%	0.17%	0.60%	0.79%
Portfolio Turnover Rate	17%	‡	8%	3%	5%	9%	7%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

				A Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year or Period	$14.49		$13.21	$16.54	$12.31	$11.64	$10.19

Income from Investment Operations:
Net Investment Income*	0.02		0.02	0.01	—	0.05	0.05
Net Realized and Unrealized Gain (Loss)	1.53		1.26	(3.34)	4.25	0.71	1.47

Total from Investment Operations	1.55		1.28	(3.33)	4.25	0.76	1.52

Dividends and Distributions:
Net Investment Income	(0.02)		—	—	(0.02)	(0.05)	(0.07)
Capital Gains	—		—	—	—	(0.04)	—

Total Dividends and Distributions	(0.02)		—	—	(0.02)	(0.09)	(0.07)

Net Asset Value, End of Year or Period	$16.02		$14.49	$13.21	$16.54	$12.31	$11.64

Total Return†	10.69%		9.73%	(20.13)%	34.58%	6.54%	15.10%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$5,357		$4,738	$4,173	$6,448	$4,266	$3,427
Ratio of Expenses to Average Net Assets	1.10%	††	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.22%	††	1.23%	1.24%	1.28%	1.49%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.30%	††	0.13%	0.06%	–%	0.38%	0.48%
Portfolio Turnover Rate	17%	‡	8%	3%	5%	9%	7%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			I Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$8.46		$7.39	$9.80	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	0.04		0.05	0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	1.43		1.06	(2.45)	(0.19)

Total from Investment Operations	1.47		1.11	(2.41)	(0.20)

Dividends and Distributions:
Net Investment Income	(0.08)		(0.04)	—	—

Total Dividends and Distributions	(0.08)		(0.04)	—	—

Net Asset Value, End of Year or Period	$9.85		$8.46	$7.39	$9.80

Total Return†	17.43%		15.02%	(24.59)%	(2.00)%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$4,576		$1,186	$1,403	$1,809
Ratio of Expenses to Average Net Assets	0.85%	††	0.85%	0.85%	0.85	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	6.58%	††	12.98%	11.88%	37.19	%††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.72%	††	0.58%	0.52%	(0.54)	%††
Portfolio Turnover Rate	–%	‡	8%	18%	–	%‡

(1)	Commenced operations on August 31, 2021.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

				I Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.75		$8.05	$12.83	$10.99	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.07		0.15	0.29	0.20	0.18	0.32
Net Realized and Unrealized Gain (Loss)	1.35		0.66	(4.11)	1.78	0.40	0.42

Total from Investment Operations	1.42		0.81	(3.82)	1.98	0.58	0.74

Dividends and Distributions:
Net Investment Income	(0.22)		(0.11)	(0.19)	(0.14)	(0.31)	(0.02)
Capital Gains	—		—	(0.77)	—	—	—

Total Dividends and Distributions	(0.22)		(0.11)	(0.96)	(0.14)	(0.31)	(0.02)

Net Asset Value, End of Year or Period	$9.95		$8.75	$8.05	$12.83	$10.99	$10.72

Total Return†	16.31%		10.00%	(32.04)%	18.00%	5.32%	7.37%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$307,752		$256,066	$128,942	$106,391	$56,863	$44,973
Ratio of Expenses to Average Net Assets	0.85%	††	0.85%	0.85%	0.85%	0.85%	0.85%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.03%	††	1.09%	1.15%	1.29%	1.65%	1.99%	††
Ratio of Net Investment Income to Average Net Assets	1.46%	††	1.67%	2.80%	1.52%	1.74%	3.31%	††
Portfolio Turnover Rate	33%	‡	48%	29%	111%	55%	62%	‡

(1)	Commenced operations on November 28, 2018.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

				A Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$8.82		$8.03	$12.80	$10.97	$10.70	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	0.13		(0.02)	0.09	0.13	0.16	0.28
Net Realized and Unrealized Gain (Loss)	1.30		0.81	(3.93)	1.81	0.39	0.43

Total from Investment Operations	1.43		0.79	(3.84)	1.94	0.55	0.71

Dividends and Distributions:
Net Investment Income	(0.01)		—	(0.16)	(0.11)	(0.28)	(0.01)
Capital Gains	—		—	(0.77)	—	—	—

Total Dividends and Distributions	(0.01)		—	(0.93)	(0.11)	(0.28)	(0.01)

Net Asset Value, End of Year or Period	$10.24		$8.82	$8.03	$12.80	$10.97	$10.70

Total Return†	16.24%		9.84%	(32.22)%	17.70%	5.09%	7.14%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$3		$3	$3	$17	$14	$11
Ratio of Expenses to Average Net Assets	1.10%	††	1.09%	1.10%	1.10%	1.10%	1.10%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.28%	††	1.75%	1.42%	1.52%	1.92%	2.24%	††
Ratio of Net Investment Income (Loss) to Average Net Assets	2.60%	††	(0.24)%	0.80%	0.99%	1.54%	2.94%	††
Portfolio Turnover Rate	33%	‡	48%	29%	111%	55%	62%	‡

(1)	Commenced operations on November 28, 2018.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

			I Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$6.88		$7.31	$9.97	$10.00

Income from Investment Operations:
Net Investment Income*	0.01		0.05	0.04	—
Net Realized and Unrealized Gain (Loss)	1.06		(0.46)	(2.65)	(0.03)

Total from Investment Operations	1.07		(0.41)	(2.61)	(0.03)

Dividends and Distributions:
Net Investment Income	(0.06)		(0.02)	(0.02)	—
Capital Gains	—		—	(0.03)	—

Total Dividends and Distributions	(0.06)		(0.02)	(0.05)	—

Net Asset Value, End of Year or Period	$7.89		$6.88	$7.31	$9.97

Total Return†	15.57%		(5.58)%	(26.33)%	(0.30)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$29,343		$25,432	$31,095	$14,708
Ratio of Expenses to Average Net Assets	0.90%	††	0.90%	0.90%	0.90%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.58%	††	1.43%	1.64%	3.71%	††
Ratio of Net Investment Income to Average Net Assets	0.29%	††	0.69%	0.52%	0.02%	††
Portfolio Turnover Rate	13%	‡	45%	42%	6%	‡

(1)	Commenced operations on August 31, 2021.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized

‡	Portfolio turnover is for the period indicated and has not been annualized.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund (individually, the “Fund” or collectively, the “Funds”). The investment objective of each of the Ninety One Global Franchise Fund, the Ninety One Emerging Markets Equity Fund, and the Ninety One International Franchise Fund is to seek long-term capital growth; the investment objective of the Ninety One Global Environment Fund is to seek capital growth and long-term income. The Funds are classified as non-diversified investment companies. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One International Franchise Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The Ninety One Emerging Markets Equity Fund commenced operations on November 28, 2018, and currently offers Class I Shares and Class A Shares. The Ninety One Global Environment Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each of the funds are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are investment companies and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

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The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Funds Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

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•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds or its agent file withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

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Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividends if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and net change in unrealized gain and loss on investments on the Statement of Operations. Net realized and net change in unrealized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

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The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended April 30, 2024, the Funds incurred $163,512, $62,243, $136,974 and $62,243 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the period ended April 30, 2024, the Funds incurred $6,686, $–, $36 and $– for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the period ended April 30, 2024, the Funds earned cash management credits of $5,649, $629, $4,183 and $717 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

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5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate. The advisory fees for each Fund are as follows:

Advisory Fee
Ninety One Global Franchise Fund	0.75%
Ninety One International Franchise Fund	0.75%
Ninety One Emerging Markets Equity Fund	0.75%
Ninety One Global Environment Fund	0.75%

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses, taxes, acquired fund fee expenses and non-routine expenses) from exceeding certain contractual expense limitations of the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2025 (the “Expense Limitation”). Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Ninety One Global Franchise Fund	0.85%
Ninety One International Franchise Fund	0.85%
Ninety One Emerging Markets Equity Fund	0.85%
Ninety One Global Environment Fund	0.90%

Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the period ended April 30, 2024. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. During the period ended April 30, 2024, there has been no recoupment of previously waived and reimbursed fees. As of April 30, 2024, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

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	Expiring	Expiring	Expiring

	2025	2026	2027	Total
Ninety One Global Franchise Fund	$371,159	$390,301	$196,909	$958,369
Ninety One International Franchise Fund	174,145	191,683	97,865	463,693
Ninety One Emerging Markets Equity Fund	386,556	589,896	254,774	1,231,226
Ninety One Global Environment Fund	175,610	180,711	94,353	450,674

6. Investment Transactions:

For the period ended April 30, 2024, the Ninety One Global Franchise Fund made purchases of $56,845,909 and sales of $65,115,862 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the period ended April 30, 2024, the Ninety One International Franchise Fund made purchases of $2,943,371 and sales of $— in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the period ended April 30, 2024, the Ninety One Emerging Markets Equity Fund made purchases of $97,527,840 and sales of $92,368,762 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the period ended April 30, 2024, the Ninety One Global Environment Fund made purchases of $3,609,245 and sales of $4,013,410 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, capital gains tax and investments in PFICs.

For year ended October 31, 2023, there were no permanent difference between Paid in capital and Distributable earnings.

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The tax character of dividends and distributions declared during the last two fiscal periods was as follows:

	Ordinary Income	Long-Term Capital Gain	Total

Ninety One Global Franchise Fund

2023	$928,488	$—	$928,488

2022	334,326	—	334,326

Ninety One International Franchise Fund

2023	7,354	—	7,354

2022	—	—	—

Ninety One Emerging Markets Equity Fund

2023	2,859,338	—	2,859,338

2022	2,179,224	7,379,997	9,559,221

Ninety One Global Environment Fund

2023	105,011	—	105,011

2022	68,521	—	68,521

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$875,079
Capital Loss Carryforwards	(7,428,568)
Unrealized Appreciation	23,366,086
Other Temporary Differences	(2)

Total Accumulated Gain	$16,812,595

Ninety One International Franchise Fund

Undistributed Ordinary Income	$11,660
Capital Loss Carryforwards	(102,724)
Unrealized Depreciation	(101,712)

Total Accumulated Loss	$(192,776)

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$5,615,704
Capital Loss Carryforwards	(32,653,017)
Unrealized Depreciation	(13,140,215)
Other Temporary Differences	(2)

Total Accumulated Loss	$(40,177,530)

Ninety One Global Environment Fund

Undistributed Ordinary Income	$228,431
Capital Loss Carryforwards	(701,080)
Unrealized Depreciation	(7,086,827)

Total Accumulated Loss	$(7,559,476)

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

During the year ended October 31, 2023, none of the funds utilized capital loss carryforwards to offset capital gains.

Capital loss carryforward rules allow for Registered Investment Companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total

Ninety One Global Franchise Fund	$2,806,825	$4,621,743	$7,428,568
Ninety One International Franchise Fund	38,103	64,621	102,724
Ninety One Emerging Markets Equity Fund	17,362,457	15,290,560	32,653,017
Ninety One Global Environment Fund *	269,346	431,734	701,080

* The Global Environment Fund utilization of carryforwards will be subject to annual limitations.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and investments in PFICs.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at April 30, 2024, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Ninety One Global Franchise Fund
	$250,516,869	$367,928	$58,933,201	$59,301,129

Ninety One International Franchise Fund
	4,187,453	69,383,194	(69,180,078)	203,116

Ninety One Emerging Markets Equity Fund
	258,871,541	52,228,280	(12,018,871)	40,209,409

Ninety One Global Environment Fund
	30,001,433	2,373,639	(3,754,338)	(1,380,699)

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Accordingly, each Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

Climate Change Focused Investment Risk (Global Environment Fund) – Because the Fund focuses its investments in securities of companies involved in climate change-related industries, the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The Fund is particularly susceptible to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries have more limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of Depositary Receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, shares of Depositary Receipts, as well as shares of ETFs that have economic characteristics similar to equity securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Fluctuations in the value of equity securities in which a Fund

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ESG Criteria Risk (Global Environment Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities with respect to the Global Environment Fund. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

ETFs Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk (All Funds) – Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends

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from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Participation Notes Risk (Global Environment Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security, as well as counterparty risk associated with the financial institutions issuing the notes.

Risk of Investing in China (Emerging Markets Equity Fund, Global Environment Fund, and International Franchise Fund) – The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party,

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. A Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order (the “November 2020 Executive Order”) prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. In addition, on August 9, 2023, the President of the United States signed an executive order (the “August 2023 Executive Order” and, together with the November 2020 Executive Order, the “Executive Orders”) directing the U.S. Department of the Treasury (the “Treasury”) to promulgate regulations requiring notification of, or restricting, investments in China in certain categories of national security technologies. Concurrent with the August 2023 Executive Order, the Treasury issued an Advance Notice of Proposed Rulemaking which contemplates the possibility that the regulations adopted would not apply to investments made by collectively offered funds such as the Funds. These regulations have not yet been proposed or adopted by the Treasury and their scope and impact therefore are unclear, but if they were adopted in a way that applies to a Fund, the regulations could adversely affect the Fund’s ability to make certain outbound investments. The universe of securities affected by these and other restrictions can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

QFI Risk (Global Environment Fund) – The Fund intends to invest directly in A-Shares through the Adviser, who is licensed as a QFI. In addition, the QFI license of the Adviser may be revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s QFI license was eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This could have a material adverse impact on the Fund’s performance and its ability to meet its investment objective.

Stock Connect Investing Risk (Emerging Markets Equity Fund, Global Environment Fund, and International Franchise Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

Fund purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When a Fund buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. A Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, a Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose a Fund to risk of loss.

Sustainable Investment Risk (Global Environment Fund) – The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or business within the same economic sector. Additionally, due to this sustainability approach, the Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to ESG practices, which may cause the Fund to sell a security when it might otherwise be disadvantageous to do so.

9. Other:

At April 30, 2024, 82% of I Shares outstanding were held by four record shareholders and 79% of A Shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Franchise Fund.

At April 30, 2024, 94% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One International Franchise Fund.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

At April 30, 2024, 58% of I Shares outstanding were held by one record shareholder and 91% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Emerging Markets Equity Fund.

At April 30, 2024, 93% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Environment Fund.

These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

10. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2024.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from November 1, 2023 to April 30, 2024.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5%return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

	Beginning Account Value 11/01/23	Ending Account Value 4/30/24	Annualized Expense Ratios	Expenses Paid During Period*
Ninety One Global Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$1,108.90	0.85%	$4.46
Hypothetical 5% Return	1,000.00	1,020.64	0.85	4.27
A Shares
Actual Fund Return	$1,000.00	$1,106.90	1.10%	$5.76
Hypothetical 5% Return	1,000.00	1,019.39	1.10	5.52

Ninety One International Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$1,174.30	0.85%	$4.60
Hypothetical 5% Return	1,000.00	1,020.64	0.85	4.27

Ninety One Emerging Markets Equity Fund
I Shares
Actual Fund Return	$1,000.00	$1,163.10	0.85%	$4.57
Hypothetical 5% Return	1,000.00	1,020.64	0.85	4.27
A Shares
Actual Fund Return	$1,000.00	$1,162.40	1.10%	$5.91
Hypothetical 5% Return	1,000.00	1,019.39	1.10	5.52

Ninety One Global Environment Fund
I Shares
Actual Fund Return	$1,000.00	$1,155.70	0.90%	$4.82
Hypothetical 5% Return	1,000.00	1,020.39	0.90	4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2024 (UNAUDITED)

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 26, 2024, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2023 through December 31, 2023. The Program Administrator’s report noted that:

●

the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

●	during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

●	no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

65 E 55th Street, 30th floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-SA-001-0700

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Michael Beattie
Michael Beattie
Principal Executive Officer
Date: July 8, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: July 8, 2024